FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  June 23, 1999
                                 Date of Report



                                AJAY SPORTS, INC.
             (Exact Name of Registrant as specified in its charter)


                  Delaware             0-18204             39-1644025
               ----------------       -------------       --------------
               (State or other         (Commission       (I.R.S. Employer
                jurisdiction of         file number)      Identification Number)
                incorporation or
                organization)


         1501 E. Wisconsin Street
         Delavan, WI                                     53115
         ----------------------------------------        ----------
         (Address of Principal Executive Offices)        (Zip Code)


   Registrant's telephone number, including area code: (414) 728-5521


                                     N/A
            ---------------------------------------------------
          Former name or former address, if changed from last report

Item 2.  Acquisition or Disposition of Assets.

      On June 23, 1999, Ajay Sports, Inc. (the "Registrant"), through a majority owned subsidiary, completed its acquisition of all of the outstanding capital stock of Pro Golf of America, Inc.("Pro Golf"), a Michigan corporation (the "PG Stock"), all of the ownership interests in PGD Online, LLC ("PGD"), a Michigan limited liability company (the "PGD Interests") and certain accounts receivable and certain other assets of State of the Art Golf, Inc. ("SOTA"), a Michigan corporation (the "SOTA Assets"), for a combined purchase price of $10,500,000 and assumption of SOTA's accounts payable related to the acquired accounts receivable. The PG Stock and the PGD Interests were acquired from Robert Sage and the Jack London Revocable Living Trust. The SOTA Assets were acquired from SOTA and the owners of SOTA are Robert Sage and the Jack London Revocable Living Trust. Prior to the acquisition, there were no relationships between the Registrant's affiliates, directors or officers and any of Pro Golf, PGD. SOTA, Robert Sage or the Jack London Revocable Living Trust, or any of their respective affiliates, directors or officers.

      The PG Stock was acquired by Pro Golf International, Inc. ("PGI"), a Delaware corporation with more than 80% of its stock being owned by the Registrant. The PGD Interests were acquired by Pro Golf Online, Inc. ("PGO"), a Delaware corporation initially being wholly owned by the Registrant. The SOTA Assets were acquired and the related liabilities were assumed by Pro Golf. The Registrant attempted to structure the acquisition to preserve its substantial net operating loss carryforward. The purchase price for this acquisition was funded through an $8,500,000 short-term loan provided by Comerica Bank, with the remaining $2,000,000 being provided by private investors in PGI, through long-term subordinated notes and common stock. The Registrant is pursuing opportunities for long-term financing and expects to refinance the transaction during the third quarter of 1999.

      Pro Golf is in the business of franchising discount retail golf stores under the names Pro Golf(R) and Pro Golf Discount(R) and related trade names and marks. Pro Golf is a franchise leader in retail "golf-only" stores, with approximately 170 stores in its system in the United States, Canada and the Philippines. Pro Golf receives initial franchise fees from each new franchisee and ongoing royalties based on products sales by the franchised stores within its system Pro Golf Discount(R) is one of the oldest and best known names in the off-course retail golf business. The Registrant intends to continue to operate this business as a separate entity and believes that Pro Golf has significant franchising growth opportunities for the future and that it will continue to generate significant cash. Further, the Registrant believes this acquisition will position its other golf-related operating subsidiaries to become significant suppliers of golf equipment and accessory products to the Pro Golf franchise system.

      The Registrant intends to pursue golf-related e-commerce activities through PGD, by combining online retailing business models of Pro Golf and the Registrant's other golf-related operating subsidiaries. Product sales resulting from online orders ultimately are expected to be fulfilled through the Registrant's Delavan, Wisconsin, manufacturing and distribution center. The Registrant plans to intensify its focus on e-commerce activities as a result of this acquisition, combining the brand name awareness of Pro Golf with the Registrant's fulfillment capabilities existing prior to the acquisition.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Businesses Acquired. To be filed by amendment to this Form 8-K.

     (b) Pro Forma Financial Information. The Pro Forma Balance Sheet reflects the anticipated changes, at acquisition, of Pro Golf and the SOTA Assets and the formation of Pro Golf International. The first column is the Registrant's May 31 1999 Balance Sheet. The second column reflects tax loss carryforward valuation allowance adjustments to be made on the Registrant's financial statements for June 1999. The third and fourth columns add Pro Golf and the SOTA Assets, respectively, to the Balance Sheet. The fifth column is the Balance Sheet of Pro Golf International after the acquisition. The last column adds these together to reflect the Registrant's anticipated consolidated Balance Sheet after the acquisition. Other pro forma information is to be filed by amendment to this Form 8-K.

      (c) Exhibits.

      2.1   Stock Purchase Agreement and Amendments

            2.1.1 Stock Purchase Agreement dated April 8, 1999 by and among the Registrant, Pro Golf of America, Inc., Robert Sage and The Jack London Revocable Trust. (1)

            2.1.2 First  Amendment,  dated  May  21,  1999,  by  and  among  the
                  Registrant, Pro Golf of America, Inc., Robert Sage and The Jack London Revocable Living Trust, to Stock Purchase Agreement dated April 8, 1999. Filed Herewith

            2.1.3 Second  Amendment,  dated  June 22,  1999,  by and  among  the
                  Registrant, Pro Golf of America, Inc., Robert Sage and The Jack London Revocable Living Trust, to Stock Purchase Agreement dated April 8, 1999, as amended. Filed Herewith

      2.2   Sale of Assets Agreement and Assignments

            2.2.1 Sale of Assets  Agreement  dated June 22,  1999,  between  the
                  Registrant and State of the Art Golf, Inc. Filed Herewith

            2.2.2 Assignment from the Registrant to Pro Golf International,
                  Inc.  Filed Herewith

            2.2.3 Assignment from Pro Golf International, Inc. to Pro Golf of
                  America, Inc.  Filed Herewith

      4.1 Warrants dated June 22, 1999, to purchase up to 100,000 shares of the Registrant's common stock as issued to Robert Sage and The Jack London Revocable Living Trust in connection with the Registrant's acquisition of Pro Golf of America, Inc. Filed Herewith


     99.1  Pro Forma Financial Information



     (1)  Previously   filed  with  and   incorporated  by  reference  from  the
     Registrant's Form 10-Q filed for the quarterly period ended March 31, 1999. (SEC File No. 0-18204)

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 Date: July 8, 1999

                                AJAY SPORTS, INC.



                                By s\Robert R. Hebard
                                  ------------------------------
                           Robert R. Hebard, Secretary